SUMMARY PROSPECTUS May 1, 2021
T. ROWE PRICE
Diversified Mid-Cap Growth Fund
PRDMX RPTTX	Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2021, as amended or supplemented, and Statement of Additional Information, dated May 1, 2021, as amended or supplemented.

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Investment Objective(s)

The fund seeks to provide long-term capital growth by investing primarily in the common stocks of mid-cap growth companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%	0.64%

Distribution and service (12b-1) fees	—	—

Other expenses	0.16	0.02

Total annual fund operating expenses	0.80	0.66

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$82	$255	$444	$990
I Class	67	211	368	822

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60.0% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap growth companies. T. Rowe Price expects the earnings of these companies to grow at a faster rate than the average company. The fund defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. As of December 31, 2020, the market capitalization ranges for the S&P MidCap 400 Index and the Russell Midcap Growth Index were approximately $1.5 billion to $26.2 billion, and $584.6 million to $59.7 billion, respectively. (A company’s market capitalization is determined by multiplying its shares outstanding by its stock price.)

The fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with the portfolio’s core characteristics. In other words, the fund may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the fund’s portfolio, the S&P MidCap 400 Index, and the Russell Midcap Growth Index will change over time, and the fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges. The portfolio will be broadly diversified, and the top 25 holdings will not constitute a large portion of the fund’s assets. This broad diversification should help reduce the effects of individual security price volatility on overall fund performance.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. We generally use a growth approach, looking for companies with one or more of the following characteristics:

• a demonstrated ability to consistently increase revenues, earnings, and cash flow;

• capable management;

• attractive business niches; and

• a sustainable competitive advantage.

Valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate, are also considered. We will typically limit holdings of high-yielding stocks, but the payment of dividends—even above-average dividends—does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with its objective(s). The fund may at times invest significantly in certain sectors, such as the information technology sector. In addition, the fund lends its portfolio securities as a means of generating additional income.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The

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principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Mid-cap stocks Investments in securities issued by mid-cap companies are likely to be more volatile than investments in securities issued by larger companies. Medium-sized companies may have less seasoned management, narrower product lines, and less capital reserves and liquidity than larger companies, and are therefore more sensitive to economic, market, and industry changes.

Growth investing The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Investments in the technology sector are susceptible to intense competition, government regulation, changing consumer preferences, and dependency on patent protection.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced

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liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Quantitative models The fund’s reliance on quantitative models and the analysis of specific metrics to construct the fund’s portfolio could cause the adviser to be unsuccessful in selecting companies for investment or determining the weighting of particular stocks in the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, the data on which the models rely may be incorrect or incomplete, or the models may not be implemented as intended by the adviser. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Securities lending Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities to the fund in a timely manner or at all. The fund may also lose money if there is a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. In addition, securities lending activities may cause adverse tax consequences for the fund.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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DIVERSIFIED MID-CAP GROWTH FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	30.86%	Worst Quarter	3/31/20	-21.41%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2020

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						12/31/2003
Returns before taxes	31.80%	18.75%	14.95%	—%
Returns after taxes on distributions	30.32	17.80	14.20	—
Returns after taxes on distributions
and sale of fund shares	19.82	15.03	12.41	—
I Class						05/03/2017
Returns before taxes	31.99	—	—	21.05

Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)
	35.59	18.66	15.04	21.18	[a]
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)
	13.66	12.35	11.51	10.02	[a]
Lipper Mid-Cap Growth Funds Index
	35.98	18.62	13.91	20.83	[a]

a Return since 5/3/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Donald J. Peters	Chair of Investment Advisory Committee	2003	1993

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for financial intermediaries, eligible retirement plans, and certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and

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nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F149-045 5/1/21